UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               STATE BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                  New York                            11-2846511
             ------------------               ---------------------------
 (State of incorporation or organization)  (I.R.S. Employer Identification No.)

              699 Hillside Avenue, New Hyde Park, NY      11040
              ---------------------------------------     -----
             (Address of principal executive offices)   (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act: None


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|


Securities  Act  registration  statement file number to which this form relates:
33-2958 (if applicable)


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $5.00 par value
                          -----------------------------
                                (Title of class)

Explanatory Note: This Registration Statement on Form 8-A is being filed by the Registrant in connection with the listing of the Registrant's Common Stock, $5.00 par value, on the Nasdaq Stock Market and the simultaneous delisting of such Common Stock from the American Stock Exchange. A copy of this Registration Statement on Form 8-A is being filed with the Nasdaq Stock Market concurrently with its filing with the Securities and Exchange Commission.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

A description of the securities is set forth in the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on January 1, 1999, which is incorporated herein by reference.


ITEM 2.  EXHIBITS.

1. The Articles of Incorporation of the Registrant are incorporated herein by reference to Exhibit B to the Registration Statement on Form S-4, file No. 33-2958, filed February 3, 1986.


2. The By-Laws of the Registrant, as amended, are incorporated herein by reference to Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q, filed August 14, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    STATE BANCORP, INC.



                                    By: /s/ Daniel T. Rowe
                                       -----------------------------------------
                                           Daniel T. Rowe, President


Date: October 3, 2005